KRANE SHARES TRUST

KraneShares Bosera MSCI China A Share ETF
(the “Fund”)

Supplement dated November 2, 2021 to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2021.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective January 5, 2022, the name of KraneShares Bosera MSCI China A Share ETF will be changed to KraneShares Bosera MSCI China A 50 Connect Index ETF, and all references to KraneShares Bosera MSCI China A Share ETF will be replaced with KraneShares Bosera MSCI China A 50 Connect Index ETF as of that date.

Also, effective January 5, 2022, the Fund’s 80% policy will be as follows:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in components of the MSCI China A 50 Connect Index or in instruments that have economic characteristics similar to securities included in the MSCI China A 50 Connect Index.

In connection with these changes, effective January 5, 2022, the following changes are made to the Prospectus and Statement of Additional Information for the Fund.

1.	The disclosure under “Investment Objective” in the Prospectus is deleted in its entirety and replaced with the following:

The KraneShares Bosera MSCI China A 50 Connect Index ETF seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI China A 50 Connect Index (the “Underlying Index”).

2.	The contractual management fee waiver will increase from 0.20% to 0.23% and the fee table under the “Fees and Expenses of the Fund” section of the Prospectus will be replaced with the following:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.79%
Fee Waiver**	-0.23%
Total Annual Fund Operating Expenses After Fee Waiver	0.56%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
**The Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), has contractually agreed to waive its management fee by 0.23% of the Fund’s average daily net assets (“Fee Waiver”). The Fee Waiver will continue until August 1, 2022, and may only be terminated prior thereto by the Board.

3.	The disclosure under the “Principal Investment Strategies” section of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of the Underlying Index and other instruments that have economic characteristics similar to such securities, including depositary receipts. The Underlying Index reflects the large- and mid-cap Chinese renminbi (“RMB”)-denominated equity securities listed on the Shenzhen or Shanghai Stock Exchanges (“A-Shares”) that are accessible through the Shanghai-Hong Kong Stock Connect or Shenzhen-Hong Kong Stock Connect programs (together, the “Stock Connect Programs”). The Underlying Index is constructed by selecting the two securities with the largest weights in each of the 11 Global Industry Classification Standard (GICS®) sectors in the large-capitalization portion of the MSCI China A Index (the “Parent Index”). The remaining securities are selected from the Parent Index by largest security weight until the total security count reaches 50. The Underlying Index constituents are then weighted based on (a) the free-float market capitalization weights of the Parent Index and (b) the GICS sector weight allocation of the Parent Index.

A-Shares are issued by companies incorporated in mainland China. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in A-Shares only through certain institutional investors that have obtained a license and quota from the Chinese regulators or through the Stock Connect Programs. Bosera Asset Management (International) Co., Ltd. (“Bosera”), the Fund’s sub-adviser, has received a license as a Renminbi Qualified Foreign Institutional Investor (“RQFII”) from the China Securities Regulatory Commission (“CSRC”) and has received an A-Shares quota by China’s State Administration of Foreign Exchange (“SAFE”) for use by the investment products it manages, including the Fund. In addition, the Fund may invest in A-Shares through the Stock Connect Programs and, in the future, Bosera may also obtain a license on behalf of the Fund as a Qualified Foreign Institutional Investor (“QFII”), another program under Chinese law that would allow the Fund to invest in A-Shares.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane and/or Bosera believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not constituents of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane, Bosera and/or its affiliates.

In addition to China A-Shares, which are described above, the Fund may invest in the following China-related securities:

●       China B-Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●       China H-Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●       China N-Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●       P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●       Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●       S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all constituents of) the Underlying Index, the Fund expects to use a representative sampling strategy to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to that of the Underlying Index.

As of August 31, 2021, the Underlying Index included 50 securities of companies with a market capitalization range of approximately $13 billion to $303 billion and an average market capitalization of approximately $59 billion. The Underlying Index is rebalanced quarterly.

To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of August 31, 2021, issuers in the Financials sector (19.04%), Industrials sector (16.93%), and Consumer Staples sector (15.3%) represented a significant portion of the Underlying Index.

The Underlying Index is provided by MSCI, Inc. (“Index Provider”).

The Fund may engage in securities
lending
.

4.	The following risks are added to the “Principal Risks” section of the Prospectus:

Industrials Sector Risk.
The industrials sector may be affected by changes in the supply and demand for products
and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors. Government regulation will also affect the performance of investments in such industrials sector issuers, particularly aerospace and defense companies, which rely to a significant extent on government demand for their products and services. Transportation companies, another component of the industrials sector, are subject to sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

Consumer Staples Sector Risk.
Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, and product cycles. They are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, for food and beverage companies, government regulations may affect the permissibility of using various food additives and production methods, which could affect company profitability. In particular, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Food and beverage companies risk further loss of market share and revenue due to contamination and resulting product recalls. Also, the success of food, beverage, household and personal products may be strongly affected by fads, marketing campaigns, changes in commodity prices and other factors affecting supply and demand.

5.
The “Additional Information About the Funds - Underlying Indexes - KraneShares Bosera MSCI China A Share ETF” section of the Statutory Prospectus is deleted in its entirety and replaced with the following:

The Underlying Index reflects the large- and mid-cap Chinese renminbi (“RMB”)-denominated equity securities listed on the Shenzhen or Shanghai Stock Exchanges (“A-Shares”) that are accessible through the Shanghai-Hong Kong Stock Connect or Shenzhen-Hong Kong Stock Connect programs (together, the “Stock Connect Programs”). The Underlying Index is constructed by selecting the two securities with the largest weights in each of the 11 Global Industry Classification Standard (GICS®) sectors in the large-capitalization portion of the MSCI China A Index (the “Parent Index”). The remaining securities are selected from the Parent Index by largest security weight until the total security count reaches 50. The Underlying Index constituents are then weighted based on (a) the free-float market capitalization weights of the Parent Index and (b) the GICS sector weight allocation of the Parent Index.

The Underlying Index launched on August 20, 2021. The Underlying Index is constructed and maintained under the MSCI Global Investable Market Indices (“GIMI”) Methodology. The MSCI GIMI methodology is a rules-based methodology used for the construction of the MSCI Global Equity Index series. As of August 31, 2021, the Underlying Index included 50 securities of companies with a market capitalization range of approximately $13 billion to $303 billion and an average market capitalization of approximately $59 billion. As of August 31, 2021, issuers in the Financials sector (19.04%), Industrials sector (16.93%), and Consumer Staples sector (15.3%) represented a significant portion of the Underlying Index. The Underlying Index’s methodology and sector, industry, capitalization and other exposure is subject to change. The Underlying Index is rebalanced quarterly, but in certain circumstances, may continue to include a security no longer meeting the Underlying Index’s eligibility criteria to reduce turnover. The foregoing information is subject to change.

The Underlying Index is provided by MSCI, Inc. (“Index Provider”), a U.S. (Delaware) corporation. The Index Provider is not affiliated with the Fund or Krane. Additional information about the Underlying Index is available on the Index Provider’s website, www.msci.com.

6.
In the “Management - Investment Adviser” section of the Statutory Prospectus, and the “Management of the Trust - Investment Adviser” section of the Statement of Additional Information, the following is added after the third paragraph:

Effective January 5, 2022, Krane has contractually agreed to waive its management fee by 0.23% of the average daily net assets of KraneShares Bosera MSCI China A 50 Connect Index ETF. This contractual fee waiver will continue until August 1, 2022, and may only be terminated prior thereto by the Board. In addition, the fee waiver will terminate if the Investment Advisory Agreement for the Fund is terminated.

7.
In the “Creation Transaction Fees” and “Redemption Transaction Fees” sections of the Statement of Additional Information for the Fund the row in the table related to the Fund is deleted in its entirety and replaced with the following:

FUND	Standard Transaction Fee	Maximum Variable Transaction Fee*
KraneShares Bosera MSCI China A 50 Connect Index ETF	$850	2.00%
* As a percentage of the Creation Unit(s) redeemed or purchased.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.